Exhibit 10.1

NATDOCS\62383579\V-3 TSX SUBSCRIPTION AGREEMENT FOR COMMON SHARES THESE SECURITIES ARE BEING OFFERED FOR SALE ON A PRIVATE PLACEMENT BASIS TO CANNAHEALTH LIMITED AND MAY ONLY BE PURCHASED BY CANNAHEALTH LIMITED PURSUANT TO AVAILABLE EXEMPTIONS UNDER APPLICABLE SECURITIES LEGISLATION. INSTRUCTIONS 1. Complete and sign page one of this Subscription Agreement. 2. If you are not an individual and do not have a current TSX Venture Exchange Form 4C on file with the TSX Venture Exchange, complete and sign TSX Venture Exchange Form 4C - Corporate Placee Registration Form (Schedule “A”). A completed and executed original of this Subscription Agreement by the Subscriber and the Aggregate Purchase Price must be delivered to: The Flowr Corporation c/o Wildeboer Dellelce LLP Suite 800, 365 Bay Street, Toronto, Ontario M5H 2V1 Attn: Jeff Hergott e-mail: jhergott@wildlaw.ca The Aggregate Purchase Price (as defined herein) payable by the Subscriber is payable to The Flowr Corporation c/o Wildeboer Dellelce LLP in trust, by certified cheque, bank draft, wire transfer in accordance with the instructions set forth in Schedule “C” or other acceptable means. THE SUBSCRIBER OR THE BENEFICIAL PURCHASER, IF ANY, FOR WHOM THE SUBSCRIBER IS ACTING AS TRUSTEE OR AGENT, FULLY UNDERSTANDS THAT THE COMMON SHARES PURCHASED HEREUNDER HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. ANY OF THESE SECURITIES MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES, CANADA OR ANY OTHER JURISDICTION EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, APPLICABLE REGISTRATION OR PROSPECTUS REQUIREMENTS.

1 NATDOCS\62383579\V-3 SUBSCRIPTION AGREEMENT TO: THE FLOWR CORPORATION The undersigned hereby irrevocably subscribes for and agrees to purchase from The Flowr Corporation (the “Corporation”), subject to the terms and conditions set forth in Appendix 1 hereto, that number of common shares in the capital of the Corporation (the “Common Shares”) set out below at a price of $0.07 per Common Share (the “Purchase Price”). Attached as Appendix 1 to this Agreement are the terms and conditions of the sale of the Common Shares and the representations, warranties and covenants hereby made by the Subscriber and the Corporation, all of which Appendix 1 forms part of and is hereby incorporated by reference into this Agreement (the “Terms and Conditions”). Purchase Price: $0.07 per Common Share Number of Common Shares: 14,285,714 Aggregate Purchase Price $1,000,000 CannaHealth Limited (Name of Subscriber – please print) By:________________________________________ Authorized Signature ___________________________________________ (Official Capacity or Title – please print) ___________________________________________ (Please print name of individual whose signature appears above if different than the name of the subscriber printed above.) ___________________________________________ (Subscriber’s Address) ___________________________________________ (Telephone Number) ___________________________________________ (Email address) Register the certificate for the Common Shares as set forth below (if different): ____________________________________________ (Name) ____________________________________________ (Account Reference, if applicable) ____________________________________________ ____________________________________________ (Address) ____________________________________________ (Telephone Number) (Telephone Number) Deliver the physical certificate for the Common Shares as set forth below (if different): ____________________________________________ (Name) ____________________________________________ (Account Reference, if applicable) ____________________________________________ ____________________________________________ (Address) ____________________________________________ (Email) ____________________________________________ (Contact Name) (Telephone Number)

2 NATDOCS\62383579\V-3 Present Ownership of Common Shares of the Corporation The Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder), as the case may be, either [check appropriate box]: DOES NOT OWN directly or indirectly, or exercise control or direction over, ANY common shares in the capital stock of the Corporation or securities convertible into common shares in the capital stock of the Corporation; or OWNS DIRECTLY OR INDIRECTLY, or exercises control or direction over, ____________ common shares in the capital stock of the Corporation and convertible securities entitling the Subscriber (or the beneficial purchaser for whom the Subscriber is contracting hereunder) to acquire an additional ____________ common shares in the capital stock of the Corporation. Insider Status The Subscriber either [check appropriate box]: is an “Insider” of the Corporation as defined in the Common Shares Act (Ontario); or x is not an Insider of the Corporation. Registrant Status The Subscriber either [check appropriate box]: is a “Registrant” as defined in the Common Shares Act (Ontario); or x is not a Registrant Member of “Pro Group” The Subscriber either [initial appropriate box]: is a Member of the Pro Group as defined in the TSX Venture Exchange Corporate Finance Manual where “Pro Group” means: 1. Subject to subparagraphs (2), (3) and (4), “Pro Group” shall include, either individually or as a group: (a) the member (i.e. a member of the TSX Venture Exchange under the TSX Venture Exchange requirements); (b) employees of the member; (c) partners, officers and directors of the member; (d) affiliates of the member; and (e) associates of any parties referred to in subparagraphs (a) through (d). 2. The TSX Venture Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is not acting at arm’s length to the Member. 3. The TSX Venture Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the TSX Venture Exchange determines that the person is acting at arm’s length to the Member. 4. The TSX Venture Exchange may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (1) to be excluded from the Pro Group where the TSX Venture Exchange determines that: (a) the person is an affiliate or associate of the Member acting at arm’s length of the member; (b) the associate or affiliate has a separate corporate and reporting structure; (c) there are sufficient controls on information flowing between the member and the associate or affiliate; and (d) the member maintains a list of such excluded persons; or x is not a member of the Pro Group.

3 NATDOCS\62383579\V-3 Acceptance by the Corporation This Agreement is accepted by the Corporation subject to the Terms and Conditions, this _____ day of __________, 2022. THE FLOWR CORPORATION Per: Authorized Signing Officer